UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 3, 2008

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-25705	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike,

Bedford, Massachusetts 01730

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 4, 2008, GSI Group Inc. (the “Company”) announced that it has identified errors in the recognition of revenue related to sales to a customer in the first and second fiscal quarters of 2008 in the Company’s Semiconductor Systems Segment. The Company has identified revenue of approximately $8,982,000 recognized in the first fiscal quarter ended March 28, 2008 and revenue of approximately $7,194,000 recognized in the second fiscal quarter ended June 27, 2008 that should have been deferred until the delivery of additional equipment in accordance with EITF 00-21 Revenue Arrangements with Multiple Deliverables. As a result, on December 3, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) concluded, upon the recommendation of management, that the range of potential adjustments resulting from the required adjustments to revenue and costs are material to the financial statements of the Company for the periods indicated resulting in a restatement of such quarterly financial statements. Accordingly, the Audit Committee determined that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 28, 2008 and June 27, 2008 should no longer be relied upon.

The Company’s Audit Committee is currently conducting a review of sales transactions in the Company’s Semiconductor Systems Segment along with other sales transactions that contain arrangements with multiple deliverables for fiscal years 2007 and 2008. The Audit Committee has retained independent legal counsel and forensic accountants to assist it in its review. The Audit Committee’s review is ongoing and additional adjustments to the Company’s historical financial statements may be required as a result of the review.

The Company intends to file its restated financial statements for the first and second fiscal quarters of 2008 together with the filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 26, 2008 once the Audit Committee’s review is completed.

The Audit Committee has discussed with its independent registered public accounting firm, Ernst & Young LLP, the matters disclosed in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 4, 2008.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

GSI Group Inc.

By:	/s/ Sergio Edelstein
Sergio Edelstein President and Chief Executive Officer

Date: December 4, 2008

EXHIBIT INDEX

99.1	Press Release dated December 4, 2008.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.